UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2017
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)
(336) 664-1233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Establishment of FY 2018 Cash Bonus Award Targets and Performance Criteria

On April 30, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of Qorvo, Inc. (the “Company”), in accordance with the terms and conditions of the Company’s Cash Bonus Plan, established the cash bonus award targets and performance criteria applicable to eligible employees for the first six months of fiscal 2018 (the “FY18 Bonus Awards”). The bonus opportunity for the first six months of fiscal 2018 will represent 50% of the total bonus opportunity for fiscal 2018. The metrics used to measure performance will be non-GAAP revenue and non-GAAP operating income and each metric has an established minimum, target and maximum level. During this performance period, each metric will constitute 50% of the total bonus opportunity.

With respect to the FY18 Bonus Awards, each executive officer identified below has the opportunity to earn a bonus in an amount between 30% and 200% of the officer's fiscal 2018 target bonus percentage (the “Target”), depending on the Company’s level of non-GAAP revenue and non-GAAP operating income in relation to the Company’s Annual Operating Plan during the first six months of fiscal 2018. The Target has been established by the Committee as a percentage of each executive officer’s base salary during the performance period. The bonus earned for each metric will be pro-rated for performance between minimum and maximum levels for such metric. No executive officer will receive FY18 Bonus Awards that, in the aggregate, exceed 200% of the officer's Target as established by the Committee.

The Target for each of the Company’s executive officers is set forth below:

Name	Target

Robert A. Bruggeworth	150%
President and Chief Executive Officer

Mark J. Murphy	90%
Chief Financial Officer

Steven E. Creviston	90%
Corporate Vice President and
President of Mobile Products

James L. Klein	90%
Corporate Vice President and
President of Infrastructure and Defense Products

Gina B. Harrison	60%
Vice President and Corporate Controller

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer

Date:    May 4, 2017